NAMI CORP

2nd CORPORATE CONFERENCE

4th MAY 2019 | KUALA LUMPUR

NAMI CORP

Disclaimer 免责声明

This presentation contains many forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such statements described events or results that we expect to achieve in the future. Such statements are characterized by the use of words such as "believes," "intends," "expects," "anticipates" and similar words or expressions. Such forward-looking statements involve both known and unknown risks and uncertainties that may cause actual results, performance or achievements to differ from those expressed or implied by our forward-looking statements. Projections are only estimates based upon our assumptions and could be affected by numerous factors beyond our control, including the inaccuracy of our assumptions and general economic conditions. Our actual results of operations will vary from our projections and these variances may be material and adverse. Prospective investors are advised to rely upon their own analysis, or that of their advisors and experts, to evaluate the risks and merits of the Company.

此简讯含有许多1933年证券法第27A条（经修订）所界定的前瞻性声明。此类声明描述了本集团预计在未来达成的事项或业绩。此类声明以'相信'、'计划'、'预计'、'预期'等字眼和类似措辞或表达方式进行陈述。此类前瞻性声明涉及已知和未知的风险与不确定性，因此有可能导致实际上的业绩、表现或成果与本集团的前瞻性声明所表达或暗示的存有差异。这些预测仅为本集团根据假设所做出的估计，而且可能受到诸多本集团控制能力范围以外的因素之影响，包括对假设的不精确之处以及整体的经济状况。本集团在营运上的实际业绩将与我们的预测存有差异，而且这些差异可能存在实质上的不同及相反之处。有意投资者受促依靠本身的分析，或顾问及专家的建议谨慎行事，以评估本集团的风险和绩效。

CORPORATE STRUCTURE
公司结构

NAMI CORP

100% subsidiary
100% 全资持有子公司

SBS MINING CORPORATION

SBS Mining Corporation Malaysia Sdn Bhd (SBS)

LOI:
to acquire granite mining entity,
Pembinaan Kaya Hebat Sdn Bhd (PKH)

签署意向书:
以收购花岗岩开采公司
Pembinaan Kaya Hebat Sdn Bhd（PKH）

BUSINESS PORTFOLIO
业务组合

NAMI CORP

Core Business
核心业务

Prospective Business
筹划中的业务



Sea Sand
Mining & Trading
海砂开采与贸易



River Sand
Trading
河砂贸易



Bauxite
Trading
铝土矿贸易



Granite
Mining & Trading
花岗岩开采与贸易


NAMI SAF

NAMI SAFE
Safety Locker
保险箱租凭服务



NAMI CORP

Core Business
核心业务



NAMI CORP

Core Business 核心业务

Sea Sand Mining & Trading

海砂开采与贸易

NAMI CORP

Environmental Impact Assessment (EIA) was conducted on a total area 20.57km² out of 383 km² grant of concession, located at the coastline of State of Terengganu, Malaysia in March 2018.

2018年3月，在登嘉楼海岸线宽达383平方公里的特许开采区中，于一处总占地面积达20.57平方公里的地段，展开环境影响评估（Conducted Environmental Impact Assessment, EIA）。

Maximum allowance of sand quantity to be mined amounts to 19.64 million m^3 under the sea sand mining licence.

在海砂开采许可证下，获准开采最大数量为1千964万立方米的砂石。

EIA report – submitted in July 2018

《环境影响评估报告》——于2018年7月呈交。

EIA report – approved in September 2018

《环境影响评估报告》——于2018年9月获批。

NAMI CORP

Government departments, which approved the EIA
批准上述《环境影响评估报告》的政府部门如下：

1. Jabatan Alam Sekitar
   环境部
2. Jabatan Pengaliran & Saliran
   水利灌溉局
3. Jabatan Mineral & Geosains
   矿物与地质科学局
4. Jabatan Laut
   海事局
5. Jabatan Ketua Pengarah Tanah & Galian
   土地与矿物局
6. Jabatan Perikanan
   渔业局
7. Jabatan Sosial & Ekonomi
   社会与经济局
8. Agensi Penguatkuasaan Maritim Malaysia
   大马海事局执法机构
9. Jabatan Warisan
   文物局
10. Majlis Perbandaran Kemaman
    甘马挽市议会
11. Plan Malaysia
    大马策划局
12. Unit Perancang Ekonomi Terengganu
    登嘉楼经济策划组
13. Pusat Hidrografi Nasional
    国家水文地理学中心


NAMI CORP

NAMI CORP

Sea Sand Mining Licence
海砂开采许可证

NAMI Corp., via its wholly-owned subsidiary SBS, in a joint venture with JHW Holdings Sdn Bhd, a private limited company incorporated in Malaysia, received sea sand mining licence

NAMI集团与合资伙伴JHW Holdings Sdn Bhd（一家在马来西亚成立的私人有限公司），透过前者所全资持有的子公司SBS Mining Corporation Sdn Bhd获颁海砂开采许可证

Received from Ministry of Water, Land and Natural Resources (Kementerian Air, Tanah dan Sumber Asli) (KATS)
由水务、土地及天然资源部（Kementerian Air, Tanah dan Sumber Asli，KATS）颁发。

Received on 10 January 2019
于2019年1月10日取得许可证

Valid for 3 years until 9 January 2022
有效期为3年，至2022年1月9日截止


BEFORE 之前
After 之后

Application
海砂用途

Beach nourishment 海滩护养

- **Beach erosion can be solved by placing large quantities of sand to the eroded beach**
  可将大量海砂放置在被侵蚀的海滩上，以解决海滩侵蚀的问题。
- **Beach nourishment protects sandy beaches from erosion**
  可保护海滩免受侵蚀影响



Application
海砂用途

Land reclamation 填海

Process of creating new lands
打造全新陆地的方法。

Convert new lands into commercial areas and new airports
将全新的陆地转变为商业区及全新的机场



Market Demand
海砂的市场需求

Lantau Vision for Tomorrow
明日大屿愿景

Total construction cost 624 billion yuan :
总建筑花费了高达624亿人民币:

- **1,000 hectare of artificial island and other major projects in Jiaozhou**
  在胶州打造占地1000公顷的岛屿及其他主要项目
- **Xinao reclamation**
  欣澳填海
- **Longgu beach reclamation**
  龙鼓滩填海
- **Tuen Mun coastal development area**
  屯门的海滨发展区

Source link: http://www.chinanews.com/ga/2019/03-21/8786307.shtml



NAMI CORP

Market Demand
海砂的市场需求

Hong Kong Artificial Island
香港人造岛

Hong Kong's biggest reclamation project
香港规模最大的填海项目：

- **Reclaiming 2,200 hectares of land to the east of Lantau Island**
  在大屿山东面的填海项目占地2千200公顷
- **The reclaimed land connects Hong Kong, Kowloon and Lantau**
  填出的土地将连接香港、九龙和大屿山
- **The whole reclamation would take 14 years, with the 1st phase ready in 11 years**
  整个填海项目将耗时14年，首期工程会在11年内完成
- **To date, Hong Kong's biggest reclamation project involved Hong Kong International Airport amounting to about 1,900 hectares**
  是至今为止，香港最大的填海项目，且涉及香港国际机场占地约1千900公顷的土地。

Source link: https://www.nextbigfuture.com/2018/08/proposal-to-reclaim-giant-artificial-island-beside-hong-kong-airport-to-hold-1-1-million-people.html

NAMI CORP

Target commencement of operations & trading
正式展开营运和贸易的目标时间

2H 2019
2019 年下半年

NAMI CORP

Growth Strategies
成长策略

6 – 12 months 6-12个月

- Clients acquisitions 争取客户
- To expand on new concession sites
  拓全新的特许开采区

2 – 3 years 2-3年

- To expand at least 2 new mining concession sites each year
  每年至少开拓两个全新的特许开采区

Long term 长期

- To renew existing mining licence
  更新现有的开采许可证
- To widen customer/export countries base
  扩大顾客群/出口国的客源



Core Business 核心业务

River Sand Trading

河砂贸易



NAMI CORP

Current Progress
项目进度

Target commencement of river sand trading: 2H 2019
在取得出口许可证后正式展开
河砂贸易的目标时间：2019年下半年

Trade river sand Within Asia Pacific region
在亚太地区内进行河砂贸易

NAMI CORP

Application
河砂的用途



River nourishment
河流护养


GLACIER

Concrete &
cement sand production
制造混凝土和水泥砂

NAMI CORP

Growth Strategies
成长策略

To increase volume of trading
提高贸易量

Awards of concession
争取特许开采权



NAMI CORP

Core Business 核心业务

Bauxite Trading

铝土矿贸易



NAMI CORP

Current Progress
项目进度

- **Clearing of current stockpile of bauxite**
  出清现有铝土矿的库存
- **To increase volume of trading**
  提高贸易量

Note: The Group has not commenced any trading activity of bauxite as of now as it awaits guidance from the Malaysian government on the standard operating procedures for bauxite trading business.
注：由于正在等待马来西亚政府对铝土矿贸易业务所制定的标准营运程序，因此本集团如今尚未展开任何铝土矿的贸易活动。


www.

NAMI CORP

Prospective Business

筹划中的业务



Prospective Business 筹划中的业务

Granite Mining & Trading

花岗岩开采与贸易



Current Progress
项目进度

- **Letter of Intent on 17 January 2019**
  于2019年1月17日签署意向书

- **To acquire granite mining entity, Pembinaan Kaya Hebat Sdn Bhd (PKH)**
  以收购花岗岩开采公司
  Pembinaan Kaya Hebat Sdn Bhd (PKH)



NAMI CORP

Current Progress
项目进度

Environmental Impact Assessment (EIA) studies
环境影响评估（EIA）研究

Commenced in February 2019
于2019年2月展开评估

Mining Licence 开采许可证

4Q 2019
2019年第四季

Commencement of operations 正式展开营运

2nd half of 2020
2020年下半年

NAMI CORP

Application
花岗岩的用途


Buildings and infrastructure
建筑物与基本设施
Floor tiles
地砖
Paving stones
铺路石
Stairs
楼梯
Kitchen counters
厨房灶台
Table tops
桌面

Source link: http://www.intracen.org/uploadedFiles/intracenorg/Content/Redesign/Projects/AAT/AFG_Marble%20and%20granite.pdf

NAMI CORP

Growth Strategies
成长策略

6 – 12 months 6-12个月

- EIA 环境影响评估
- Site preparation 开采区的筹备

2 – 3 years 2-3年

- To acquire more granite reservoirs
  获取更多花岗岩储备
- To setup new plants to produce & process granite
  设立全新的工厂以生产和处理花岗岩
- To produce value added granite products
  生产具有附加价值的花岗岩产品


NAMI SAFE
User Name
Password

NAMI CORP

Prospective Business 筹划中的业务

NAMI SAFE SAFETY LOCKER

保险箱租凭服务

NAMI CORP

GUNNEBO®
For a safer world

Safety and Security Technology by Gunnebo
保险箱保安系统由 Gunnebo 提供

Chubbsafes
Trusted the world over.

Safety Boxes supplied by Chubbsafes
保险箱由Chubbsafes 提供

NAMI SAFE Safety Locker
NAMI SAFE 保险箱租凭服务


NAMI SAFE

Straits Quay Penang
槟城海峡码头


NAMI SAFE

City Center of Sibu
诗巫市中心


NASDAQ
NASDAQ COMPOSITE
NDAQ
NASDAQ LISTED
+0.4%
2,677.01
+10.65
+1.3%
44.45
+0.56
+1.3%
17.17
+0.22
CITRIX
NASDAQ

NAMI CORP

Listing to NASDAQ

上市纳斯达克

LISTING TO NASDAQ
上市纳斯达克

Phase 1 第一阶段

COMPLETED 完成

Completed acquisition of SBS, 100% owned by NAMI Corp.

已完成SBS的收购，由NAMI集团100%全资持有

Phase 2 第二阶段

IN PROGRESS 进行中

- Working group for listing exercise set up
  为上市作业设立工作小组
- Share awareness program
  股票意识计划
- IPO Prospectus preparation
  筹备首次公开募股（IPO）的《招股说明书》
- Corporate Governance Committee set up
  设立企业治理委员会

Phase 3 第三阶段

Submission for up listing approval
Target: 4Q 2019
呈交上市文件以供审批
目标时间：2019年第四季

Up-listing on The Nasdaq Stock Market
Target: 1H 2020
上市纳斯达克股票市场。
目标时间：2020年上半年

FOCUS 3
第三期《焦点》

NAMI CORP


FOCUS
NAMI CORP
NAMI CORP. CELEBRATES SIGNIFICANT MILESTONES
1 SEA SAND MINING LICENCE
2 COMMENCEMENT OF RIVER SAND TRADING
3 GRANITE MINING: LETTER OF INTENT TO ACQUIRE A RELATED-PARTY ENTITY
SEA
SAND
MINING
SPECIAL ISSUE

Will Be Published on
NAMI Corp. Corporate Website
www.nink-cs.com on

6 MAY 2019

即将在

2019年 5月 6日

NAMI集团官方网发布

www.nink-cs.com

NAMI CORP

NAMI CORP

Thank You!

谢谢！

NAMI CORP

Disclaimer 免责声明

This presentation contains many forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such statements described events or results that we expect to achieve in the future. Such statements are characterized by the use of words such as "believes," "intends," "expects," "anticipates" and similar words or expressions. Such forward-looking statements involve both known and unknown risks and uncertainties that may cause actual results, performance or achievements to differ from those expressed or implied by our forward-looking statements. Projections are only estimates based upon our assumptions and could be affected by numerous factors beyond our control, including the inaccuracy of our assumptions and general economic conditions. Our actual results of operations will vary from our projections and these variances may be material and adverse. Prospective investors are advised to rely upon their own analysis, or that of their advisors and experts, to evaluate the risks and merits of the Company.

此简讯含有许多1933年证券法第27A条（经修订）所界定的前瞻性声明。此类声明描述了本集团预计在未来达成的事项或业绩。此类声明以'相信'、'计划'、'预计'、'预期'等字眼和类似措辞或表达方式进行陈述。此类前瞻性声明涉及已知和未知的风险与不确定性，因此有可能导致实际上的业绩、表现或成果与本集团的前瞻性声明所表达或暗示的存有差异。这些预测仅为本集团根据假设所做出的估计，而且可能受到诸多本集团控制能力范围以外的因素之影响，包括对假设的不精确之处以及整体的经济状况。本集团在营运上的实际业绩将与我们的预测存有差异，而且这些差异可能存在实质上的不同及相反之处。有意投资者受促依靠本身的分析，或顾问及专家的建议谨慎行事，以评估本集团的风险和绩效。



NAMI CORP

Xiamen C&D Co., Ltd.

厦门建发股份有限公司


C&D Inc.

NAMI CORP

Xiamen C&D Co., Ltd.

- State-owned enterprise in Xiamen City
- Founded in December 1980
- A large industrial investment enterprise group
- Registered capital - 5 billion Yuan
- Annual operating income - over 220 billion Yuan
- Total assets - more than 210 billion Yuan
- Ranked 362th among the Global Fortune 500 companies in 2018
- Ranked 112th among the top 500 Chinese companies
- Ranked 49th among the top 500 Chinese service companies

厦门建发股份有限公司

- 坐落于厦门市的国家企业。
- 于1980年12月创立。
- 一个规模庞大的工业投资企业集团。
- 注册资本——50亿元人民币。
- 年度营收——超过2千200亿元人民币。
- 总资产——超过2千100亿元人民币。
- 在2018年的'全球财富500大排行榜'中，排名第362位。
- 在'顶尖500大中国公司'中，排名第112位。
- 在'顶尖500大中国服务公司'中，排名第49位。